SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 19, 1999
                                                          -------------

                          Ionic Fuel Technology, Inc.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               1-13234                             06-1333140
          -------------------------------------------------------------
            (Commission File Number)  (IRS Employer Identification No.)

              330 Delaware Avenue, Wilmington, Delaware    19801-1622
          -------------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

                                  302-427-5957
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5: OTHER EVENTS.

      On July 19, 1999 the Board of Directors of the Registrant extended the expiration date of the Registrant's outstanding Class B Warrants which were to expire on July 28, 1999 to a new expiration date of July 30, 2000. Filed herewith is a copy of a company press release dated July 19, 1999 which references the extension.

ITEM 7: FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit 99.1

            (1) Press release, dated July 19, 1999.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 23, 1999                  IONIC FUEL TECHNOLOGY, INC.


                                        / Anthony J. S. Garner/
                                      ------------------------------------------
                                      By: Anthony J. S. Garner
                                      Its: President and Chief Executive Officer